UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road

Rapid City, SD 57702

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 721-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $1.00 par value	BKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 4, 2017, Black Hills Corporation, a South Dakota corporation (the “Company”), entered into an Amended and Restated Equity Distribution Sales Agreement (the “Previous Sales Agreement”) to sell shares of common stock having an aggregate gross sales price of up to $300 million, from time to time, through an “at-the-market” equity offering program utilizing the Company’s shelf Registration Statement on Form S-3 originally filed on August 4, 2017 (Registration No. 333-219705) (the “Previous Shelf”).  Approximately $100 million of shares of common stock were issued and sold under the Previous Sales Agreement.

In connection with the scheduled expiration of the Previous Shelf, the Company has filed a new shelf Registration Statement on Form S-3 on August 4, 2020 (Registration No. 333-240320) (the “Shelf”) and has entered into an amended and restated Equity Distribution Sales Agreement on August 4, 2020 (the “Sales Agreement”) by and among (a) the Company, (b) each of MUFG Securities EMEA plc, Bank of America, N.A., Credit Suisse Capital LLC and Morgan Stanley & Co. LLC (each a “Forward Purchaser” and together, the “Forward Purchasers”), (c) each of MUFG Securities Americas Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC (each in its capacity as sales agent and/or principal, an “Agent” and together, the “Agents”), and (d) each of MUFG Securities Americas Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC (each in its capacity as agent for its affiliated Forward Purchaser (each, a “Forward Seller” and together, the “Forward Sellers”), with respect to the offering and sale from time to time through the Agents of shares of the Company’s common stock, par value $1.00, having an aggregate offering price of up to $400,000,000 (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”).

Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between the Company and the Agents. Under the terms of the Sales Agreement, the Company may also sell Shares from time to time to an Agent as principal for its own account at a price to be agreed upon at the time of sale. The Sales Agreement provides that each Agent, when it is acting as the Company’ sales agent, will be entitled to a commission of up to 2% of the gross offering proceeds of the Shares sold through such Agent. The Company has no obligation to offer or sell any Shares under the Sales Agreement and may at any time suspend offers under the Sales Agreement.

The Sales Agreement provides that, in addition to the issuance and sale of Shares by the Company to or through the Agents, the Company may enter into forward sale agreements under a master forward confirmation (each, a “Master Forward Confirmation”) between the Company and each Forward Purchaser and the related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser. In connection with any forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement. In no event will the aggregate number of Shares sold through the Agents or the Forward Sellers under the Sales Agreement and under any forward sale agreement have an aggregate sales price in excess of $400,000,000.

We will not initially receive any proceeds from the sale of borrowed shares of our common stock by a Forward Seller. We expect to receive proceeds from the sale of shares of our common stock upon future physical settlement of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by us on or prior to the maturity date of the relevant forward sale agreement. If we elect to cash settle or net share settle a forward sale agreement, we may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and we may owe cash (in the case of cash settlement) or shares of our common stock (in the case of net share settlement) to the relevant Forward Purchaser. In connection with each forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement, a commission of up to 2% of the volume weighted average of the sales prices of all borrowed shares of our common stock sold during the applicable period by it as a Forward Seller.

In the ordinary course of business, certain of the parties to the Sales Agreement or their respective affiliates have provided and may in the future provide commercial, financial advisory or investment banking services for the Company and its subsidiaries for which they have received or will receive customary compensation. For example, affiliates of certain of the parties to the Sales Agreement are lenders and/or agents under certain of our existing credit facilities. To the extent that we use the net proceeds from the offering to repay amounts we have borrowed, may borrow or re-borrow in the future under such facilities, those lenders will receive their pro rata portion of the proceeds from this offering we use to pay any such amounts.

The summary of the Sales Agreement and the Master Forward Confirmation in this report does not purport to be complete and is qualified by reference to the full text of the Sales Agreement and the form of Master Forward Confirmation, which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Number	Exhibit

1.1	Amended and restated Equity Distribution Sales Agreement dated August 4, 2020 among Black Hills Corporation and the Agents, Forward Purchasers and Forward Sellers named therein.

1.2	Form of Master Forward Confirmation (included in Exhibit 1.1).

5.1	Opinion of Brian G. Iverson, Esq.

23.1	Consent of Brian G. Iverson, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

	By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and Chief Financial Officer

Date: August 4, 2020

3